UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2020

On Deck Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1400 Broadway, 25th Floor

New York, New York 10018

(Address of principal executive offices, including ZIP code)

(888) 269-4246

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ONDK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 28, 2020, On Deck Capital, Inc. (the “Company”) and Enova International, Inc. (“Enova”) entered into an Agreement and Plan of Merger, among the Company, Enova and Energy Merger Sub, Inc., an indirect wholly owned subsidiary of the Company (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Enova has agreed to acquire the Company.

On July 28, 2020, the Company issued a joint press release with Enova announcing the entry into the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by Enova and the Company, dated July 28, 2020.

Forward Looking Statements

This communication contains “forward-looking statements” regarding On Deck Capital, Inc. (“OnDeck”), Enova International, Inc. (“Enova”) or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of OnDeck, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, those related to the combined company’s expected scale and offerings, ability to drive innovation and serve small businesses and consumers, create significant shareholder value opportunities, leverage complementary strengths, access capital, and accelerate growth. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of OnDeck or Enova to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by OnDeck stockholders; difficulties and delays in integrating OnDeck’s and Enova’s businesses; risks that the proposed merger disrupts OnDeck’s or Enova’s current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of OnDeck or Enova to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the value of the Enova common stock to be issued in connection with the proposed merger; the outcome of any legal proceedings that may be instituted against OnDeck, Enova or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond OnDeck’s and Enova’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts OnDeck’s and Enova’s businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or OnDeck’s and Enova’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on OnDeck’s and Enova’s businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are OnDeck’s and Enova’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent OnDeck’s and Enova’s management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to (1) the cautionary statements and risk factors included in OnDeck’s filings with the SEC, including OnDeck’s Annual Report on Form 10-K filed with the SEC on February 28, 2020, OnDeck’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020 and any further disclosures OnDeck makes in Current Reports on Form 8-K. OnDeck’s SEC filings are available electronically on OnDeck’s investor website at investors.OnDeck.com or the SEC’s website at www.sec.gov and (2) the cautionary statements and risk factors included in Enova’s filings with the SEC, including Enova’s Annual Report on Form 10-K filed with the SEC on February 27, 2020, Enova’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2020 and any further disclosures Enova makes in Current Reports on Form 8-K. Enova’s SEC filings are available electronically on Enova’s investor website at ir.Enova.com or the SEC’s website at www.sec.gov.

OnDeck and Enova assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication. All subsequent written and oral forward-looking statements attributable to OnDeck, Enova or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Enova will file with the SEC a registration statement on Form S-4 to register the shares to be issued in connection with the proposed merger. The registration statement will include a preliminary proxy statement of OnDeck / prospectus of Enova which, when finalized, will be sent to the stockholders of OnDeck seeking their approval of the respective merger-related proposals. STOCKHOLDERS OF ONDECK ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDECK, ENOVA AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by OnDeck or Enova free of charge through the website maintained by the SEC at www.sec.gov, from OnDeck at its website investors.OnDeck.com, or from Enova at its website ir.Enova.com.

Participants in the Solicitation

OnDeck, Enova and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from OnDeck stockholders in respect of the proposed merger under the rules of the SEC. Information about OnDeck’s directors and executive officers is available in OnDeck’s proxy statement dated March 18, 2020 for its 2020 Annual Meeting of Stockholders. To the extent holdings of OnDeck securities by directors or executive officers of OnDeck have changed since the amounts contained in the definitive proxy statement for OnDeck’s 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from OnDeck by going to its investor relations page on its corporate website at investors.OnDeck.com. Information about Enova’s directors and executive officers and a description of their interests are set forth in Enova’s 2019 Annual Report, which may be obtained free of charge from Enova’s website, ir.Enova.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from OnDeck and Enova using the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2020	On Deck Capital, Inc.

/s/ Kenneth A. Brause
Kenneth A. Brause Chief Financial Officer